

RumbleOn
Nasdaq
RMBL
NasdaqListed
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PRICE $1,173.67 / CHANGE -1.09
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VALUE 2,685.07 / CHANGE +0.50

RumbleOn COMPANY PRESENTATION

FORWARD-LOOKING STATEMENTS & PROJECTIONS

This presentation includes preliminary quarterly financial estimates and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 14, 2017 and in our other filings with the SEC. The preliminary quarterly financial estimates included in this presentation are subject to completion of the Company's customary quarterly closing and the completion of the interim review procedures by the Company's independent auditors. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate. Before deciding to invest with us, you should carefully read our entire Annual Report, including the information set forth under the heading "Risk Factors," and in our other filings with the SEC.

RumbleOn is changing the way consumers and dealers buy and sell motorcycles.


BUY, SELL, & TRADE MOTORCYCLES
RMBL

KEY INVESTMENT HIGHLIGHTS

DISRUPTIVE STRATEGY

- A 100% online marketplace solution
- $7.5 billion market of 601 CC+ motorcycles sales[1] dominated by inefficient local peer-to-peer transactions and listing sites
- Highly fragmented competition with virtually no online presence
- Ability to drive accelerated brand recognition with a cost-effective marketing strategy

COMPELLING ECONOMICS

- Strong unit economics drive rapid ramp to profitability highlighted by our preliminary solid 4th Quarter results (Q3 excludes $1.2MM in revenue and 68 units from Sturgis event):
  - Revenue $3.4 - $3.5MM in Q4 vs $2.4MM in Q3, or an increase of over 35%
  - More than 350 units sold in Q4, representing an increase of over 45% vs Q3
  - Preliminary Q4 average selling price of $9,690 vs $10,171 in Q3, primarily driven by a higher percentage of non-Harley-Davidson motorcycles sold
- Highly scalable business model driven by asset light infrastructure

PROVEN & COMPREHENSIVE TECHNOLOGY PLATFORM

- Compelling online and mobile applications simplify buying and selling experience

HIGHLY EXPERIENCED MANAGEMENT TEAM

- Management team with deep experience and successes in building and managing industry leading businesses


WELCOME TO THE CITY OF RIDERS
FOR SALE

[1] Management estimates.

PROPRIETARY TECHNOLOGY

- *Appraisal Tool*
- *Vehicle Valuation*
- *Inventory Management*
- *One Click Listing Solutions*
- *CRM and Prospecting*
- *BDC Solutions*
- *Sales Management*
- *Equity Mining*
- *Data Base Analytics*

INTEGRATION PARTNERSHIPS

FRICTION FREE SELLING EXPERIENCE

- ✓ 100% Online
- ✓ Only Real Liquidity Option
- ✓ Instant Cash Payment
- ✓ Free Pick-up


RumbleOn
Sell Your Motorcycle
SUBMIT
Enter The Exact Mileage
Loan Information (if Applicable)
Physical Condition
Ridden Hard
Mechanical Condition
Tire Condition
Below Average
Photos
Being Reviewed
Photos
Prepared For:
Condition Report:
Physical / Above Average
Mechanical / Above Average
Tires / Above Average
Accesories:
Services:
Buy
30
30 MINUTES OR
START A NEW CASH OFFER
$6,699.00
2007 SUZUKI
RumbleOn Voucher
Supervisor Prod
Cash Offer
6,995.00
ACCEPT
2,852 miles
Above Average / Above Average / Above Average

SIMPLE /SEAMLESS ONLINE BUYING EXPERIENCE

- ✓ No Haggle Pricing
- ✓ Free Shipping
- ✓ Free Warranty
- ✓ Money Back Guarantee



Buy
2005 Harley-Davidson
Motorcycle Information
Stock Number
30803988
Color
TEAL
VIN
1HD1HAZ3X5K803988
Model
VRSC
Mileage
8688
Photo Gallery
See More
RumbleOn Certified
RumbleOn Price
Taxes
License
Dealer Fees
Shipping
Total
FAVORITE
Stock Number
10504269
Color
BLACK
1HD4NBB16FC504269
Start Purchase
How will you be purchasing this motorcycle?
I WILL BE PAYING WITH CASH
I WILL BE USING FINANCING
BLACK/BLUE
1HD1LC315FC438021

DISRUPT INEFFICIENT PEER-TO-PEER DISTRIBUTION

- *Unpleasant process*
- *Effort and expense to list across various sites*
- *Timing/scheduling strangers to visit home*
- *Limited/local pool of potential buyers*
- *Uncertainty of closing, funding, and title transfer*
- *Difficulty in accessing and securing 3rd party financing*
- *Lack of desire to accept trades*

Pre-Owned Distribution Channels [1]



Annual H-D
Pre-owned Sales
400K UNITS
$4.0 bn
Clear Path to Intervene
63%
Peer-to-Peer
$2.4 bn
250k UNITS
31%
Dealer
$1.3 bn
125k UNITS
6%
Other
$0.3 bn
25k UNITS

[1] Based on Harley-Davidson published information and management estimates.


Acquisition
Consumers
80%
Dealers
15%
Auctions
5%

AGNOSTIC SUPPLY CHAIN SOLUTION

Multiple sales channels allow us to maximize revenue by selling to the channel where the opportunity based on customer demand, market conditions or inventory availability is the greatest at any given time



Distribution

	Q4 Actual Sales	Sales at Scale [1]	Avg. Vehicles Sales Margin at Scale [1]
Consumers	18%	50%	$1,500 [2]
Dealers	37%	25%	$800
Auctions	45%	25%	$1,000

[1] Management estimates at scale. [2] Does not include finance and warranty product income.

ATTRACTIVE MARGIN OPPORTUNITY

	RMBL (at scale)	Carmax (current)	Carvana (current)
Revenue	$9,000	$14,551	$15,949
Gross Margin	$1,200	$1,734	$785
Gross Margin Percentage	13.3%	11.9%	4.9%

Source: Carmax and Carvana Q3 10Q. |RMBL numbers exclude finance and warranty products income.

COST EFFECTIVE MARKETING OPPORTUNITIES


SELL YOUR BIKES
and Get Paid Fast, All Online!
Start Now »
RumbleOn.com

SEARCH

- RumbleOn owns over 1,000 URLs for market specific approach and measurement
- In under 6 months, RumbleOn already ranks for 134 organic keywords on the first page of Google, 84 of which are in the top 3 results [1]
- Limited competition for keywords driving low customer acquisition cost

SOCIAL MEDIA

- Facebook is proving to be very cost effective channel
- Initial small budget results have shown a cost to acquire appraisals from consumers at $26.00
- Sticky data base of users due to the want, not need, category of motorcycles
- Untapped opportunity in female and millennial riders

GUERRILLA MARKETING

- Mobile event tours host annually over 4 million dedicated attendees such as Sturgis, Daytona Bike Weeks, etc.
- Billboards proving to be very cost effective when positioned in areas well traveled by motorcycle enthusiasts
- Sponsorships in targeted related activities


COME RUMBLE WITH US
Sell Us Your Harley
Enter VIN #
GET CASH
RumbleOn.com

[1] Google. [2] Event website data, and media coverage.


BEFORE
AFTER

CAPITAL LIGHT MODEL THROUGH DEALER PARTNERSHIPS

RumbleOn
CERTIFIED

- ✓ Inspection
- ✓ Reconditioning
- ✓ Photography
- ✓ Delivery
- ✓ Distribution

REGIONAL DISTRIBUTION STRATEGY

With the first 16 Select Dealers already signed at year end 2017, and the addition of 24 more select dealers expected in 2018, we anticipate reaching more than 80% of all motorcycle riders within a 200-mile radius of these locations



UNITED STATES
STANDARD ATLAS OF THE WORLD

Select Harley-Davidson Markets

- Washington
- Missouri
- Arizona
- Texas
- Wisconsin
- Nevada
- Florida

Select Non-HD Markets

- Washington
- Nevada
- Texas
- Georgia
- Louisiana
- Florida

SIGNIFICANT GROWTH OPPORTUNITIES


Over 70% of 601 CC+ motorcycles sold are pre-owned
The market exceeds $7.5 billion.[1]
Expand to Adjacent Segments
Expand Brand Awareness
Innovate and Extend Technology Leadership
BUY, SELL, & TRADE MOTORCYCLES
Expand Dealer Network
Drive Revenue Growth in Existing Markets

[1] Management Estimates.

4th QUARTER MILESTONES

OCTOBER

- Management focused on completion of equity raise and up-list to Nasdaq
- Building infrastructure and further development of technology
- Ended the month with RumbleOn inventory of 122 motorcycles

NOVEMBER

- Accelerated consumer acquisition marketing spend
- Added significant number of dealers to the appraisal tool
- Increased staffing and key hires

DECEMBER

- Accelerated consumer sales channel marketing spend
- The RumbleOn Marketplace ended the month with 16 Select Dealers
- Signed supply agreement with Sonic Automotive covering 102 locations
- Ended the month with RumbleOn inventory of 352 motorcycles

4th QUARTER

- Online marketplace preliminary sales metrics, compared to Q3 (excluding Sturgis rally results) were as follows:
  - Revenue $3.4 - $3.5MM in Q4 vs $2.4MM in Q3
  - More than 350 units sold
  - Preliminary average selling price of approximately $9,690 in Q4 vs $10,171 in Q3
- 344% increase in average monthly unique visitors to RumbleOn.com vs Q3
- Consumer appraisals increased 131% over Q3 to 3,904
- Unit sales increased by 40% in December vs. November


Website Traffic - Avg Monthly Unique Visitors
400K
300K
200K
100K
0
309,650
71,180
11,331
Max 309,650
Overall Avg 130,720.33
Min 11,331
Q2 2017
Q3 2017
Q4 2017


Consumer Appraisals Submitted
4K
3K
2K
1K
0
3,904
1,692
531
Max 3,904
Avg 2,042.33
Min 531
Q2 2017
Q3 2017
Q4 2017

WHAT WE LEARNED IN THE PAST 90 DAYS

OPPORTUNITY FOR BUYING AND SELLING NON-HARLEY-DAVIDSON MOTORCYCLES IS SIGNIFICANTLY GREATER THAN ORIGINALLY ANTICIPATED

- We have seen significantly more demand in both the sale and acquisition of non-Harley-Davidson motorcycles vs. our original expectations that Harley-Davidson would represent a significantly higher percentage of our purchase and sales mix. We believe this shift is related to the demographics of online buyers and sellers
- A non-HD motorcycle has a significantly lower average acquisition cost and selling price than a Harley-Davidson
- Though we are early in the ramp-up phase of the business, based on the initial shift in sales mix to non-HD we anticipate that our average selling price (ASP) for the foreseeable future to be under $10,000 versus the $12,500 HD ASP originally anticipated. Additionally, we believe that dollar per unit gross margin will remain the same and gross margin % to be higher

UNDERSTANDING OF OUR MARKETPLACE SALES CHANNELS CONTINUES TO EVOLVE

- Stronger demand and significantly higher margins in the auction channel than we originally expected
- More demand in the dealer sales channel than originally anticipated
- Initial results of marketing spend on consumer channel sales have been positive
- The overall opportunity is evidenced by significant month-over-month and quarter-over-quarter increase in appraisals and unique website visitors

OUR REGIONAL DISTRIBUTION STRATEGY IS AHEAD OF PLAN

- Exceeded our goal of 10 Select Dealers ending the year with 16
- We are seeing significant interest from dealers across the country
- At most dealerships, the lack of current technology presents some integration challenges
- Automotive retailer relationships will accelerate the ability to scale our Direct from Consumer Acquisition Strategy


THANK YOU
RIDE ON. RALLY ON. RUMBLEON.
RumbleOn.com
BUY. SELL. TRADE.
Unit 101 | 877-8-Rumble